Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Barry E. Backhaus, President, Chief Executive Officer and Interim Chief Financial Officer of First Federal Bankshares, Inc. (the “Company”) certifies in his capacity as an officer of the Company that he has reviewed the quarterly report of the Company on Form 10-Q for the fiscal quarter ended September 30, 2009 and that to the best of his knowledge:

(1)	the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

December 10, 2009	/s/ Barry E. Backhaus
Date:	President, Chief Executive Officer and Interim Chief Financial Officer